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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report:  January 5, 1996


                           ADVANCED MICRO DEVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-7882                 94-1692300
-------------------------------         -----------          ------------------
 (State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)


      One AMD Place,
      P.O. Box 3453
      Sunnyvale, California                                      94088-3453
-------------------------------                                  ----------
(address of principal executive offices)                         (Zip Code)



Registrant's telephone number,
  including area code:          (408) 732-2400


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Item 5.  Other Events.
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     On January 5, 1996, Advanced Micro Devices, Inc. (the "Company") and Intel
Corporation ("Intel") announced that they had signed a five-year, comprehensive patent cross-license agreement. The companies had agreed to negotiate the license as a result of the settlement announced in January, 1995.

     The new agreement follows a patent cross-license arrangement between the companies that expired at the end of 1995. Effective January 1, 1996, the new agreement gives the Company and Intel the rights to use each others' patents and certain copyrights, exclusive of, microprocessor microcode copyrights. The Company agreed in the January, 1995, settlement agreement that it would not use Intel microcode beyond the Intel 486(TM) processor code.

     The license is royalty-bearing for products that use certain technologies, though specific financial terms were not disclosed.

     The Company believes that the agreement will provide it with full legal rights to use all enabling Intel intellectual property necessary to continue providing its customers with competitive products that are fully software compatible with the Intel instruction set.

     Except for the historical information contained herein, certain of the matters discussed in this report are forward looking statements that involve risks and uncertainties, including such risks and uncertainties as are described in registration statements, reports and other documents filed by the Company from time to time with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934. Specific reference is made to the risks and uncertainties described in the Registration Statement on Form 3-4 (Registration No. 33-64911) filed by the Company in connection with its planned acquisition of NexGen, Inc., and, in particular, to the risk factors entitled "Dependence on Microprocessor Revenues," "New Products and Technological Change" and "Competition," and to the descriptions therein concerning dominant market position of Intel.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

(c)  Exhibits:

     99        Press release dated January 5, 1996

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ADVANCED MICRO DEVICES, INC.
                                                 (Registrant)



Date:  January 12, 1996                   By: /s/ MARVIN D. BURKETT
                                              ----------------------------------
                                              Marvin D. Burkett
                                              Senior Vice President, Chief
                                              Financial and Administrative
                                              Officer and Treasurer

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                                 Exhibit Index
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Exhibit Number       Exhibit
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      99             Press release dated January 5, 1996

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